Postretirement Benefits	24 Months Ended
Oct. 31, 2012
Postretirement Benefits

10. Postretirement Benefits

Defined Benefit Plans

We provide postretirement benefits to a substantial portion of our employees and retirees. Costs associated with postretirement benefits include pension and postretirement health care expenses for employees, retirees, and surviving spouses and dependents.

Obligations and Funded Status

A summary of the changes in benefit obligations and plan assets is as follows:

	Pension Benefits		Health and Life Insurance Benefits
(in millions)	2012	2011	2012	2011
Change in benefit obligations
Benefit obligations at beginning of year	$4,171	$4,005	$2,000	$1,162
Amendments and administrative changes	—	—	—	302
Service cost	17	17	7	8
Interest on obligations	169	189	83	56
Actuarial loss (gain)	462	242	(72)	547
Curtailments	4	(11)	—	11
Contractual termination benefits	2	38	(3)	6
Retrospective payments due to retirees	—	—	(2)	15
Currency translation	(5)	26	—	—
Plan participants’ contributions	—	—	20	34
Subsidy receipts	—	—	20	—
Benefits paid	(328)	(335)	(187)	(141)

Benefit obligations at end of year	$4,492	$4,171	$1,866	$2,000

Change in plan assets
Fair value of plan assets at beginning of year	$2,392	$2,479	$463	$509
Actual return on plan assets	186	75	27	22
Currency translation	(9)	25	—	—
Employer contributions	157	134	19	2
Benefits paid	(315)	(321)	(72)	(70)

Fair value of plan assets at end of year	$2,411	$2,392	$437	$463

Funded status at year end	$(2,081)	$(1,779)	$(1,429)	$(1,537)

Amounts recognized in our Consolidated Balance Sheets consist of:
Current liability	$(14)	$(13)	$(92)	$(93)
Noncurrent liability	(2,067)	(1,766)	(1,337)	(1,444)

Net liability recognized	$(2,081)	$(1,779)	$(1,429)	$(1,537)

Amounts recognized in our accumulated other comprehensive loss consist of:
Net actuarial loss	$2,529	$2,170	$558	$654
Net prior service cost (benefit)	3	5	(13)	(21)

Net amount recognized	$2,532	$2,175	$545	$633

The accumulated benefit obligation for pension benefits, a measure that excludes the effect of prospective salary and wage increases, was $4.4 billion and $4.1 billion at October 31, 2012 and 2011, respectively.

The cumulative postretirement benefit adjustment included in the Consolidated Statement of Stockholders’ Equity (Deficit) at October 31, 2012 is net of $772 million of deferred taxes related to the Company’s postretirement benefit plans.

Information for pension plans with accumulated benefit obligations in excess of plan assets were as follows:

(in millions)	2012	2011
Projected benefit obligations	$4,492	$4,171
Accumulated benefit obligations	4,431	4,113
Fair value of plan assets	2,411	2,392

Generally, the pension plans are non-contributory. Our policy is to fund the pension plans in accordance with applicable U.S. and Canadian government regulations and to make additional contributions from time to time. As of October 31, 2012, we have met all regulatory funding requirements. In 2012, we contributed $157 million to our pension plans to meet regulatory funding requirements. In July 2012, the MAP-21 Act was signed into law, impacting the minimum funding requirements for pension plans, but not otherwise impacting our accounting for pension benefits. As a result of the MAP-21 Act, we lowered our funding expectations. We expect to contribute $166 million to our pension plans during 2013.

We primarily fund other post-employment benefit (“OPEB”) obligations, such as retiree medical, in accordance with the 1993 Settlement Agreement, which requires us to fund a portion of the plans’ annual service cost. In 2012, we contributed $19 million to our OPEB plans to meet legal funding requirements. We expect to contribute $2 million to our OPEB plans during 2013.

We have certain unfunded pension plans, under which we make payments directly to employees. Benefit payments of $13 million in 2012 and $14 million in 2011 are included within the amount of “Benefits paid” in the “Change in benefit obligation” section above, but are not included in the “Change in plan assets” section, because the payments are made directly by us and not by separate trusts that are used in the funding of our other pension plans.

We also have certain OPEB benefits that are paid from Company assets (instead of trust assets). Payments from Company assets, net of participant contributions and subsidy receipts, result in differences between benefits paid as presented under “Change in benefit obligation” and “Change in plan assets” of $75 million for 2012 and $37 million for 2011.

Components of Net Periodic Benefit Expense (Income) and Other Amounts Recognized in Other Comprehensive Loss (Income)

The components of our postretirement benefits expense included in our Consolidated Statements of Operations for the years ended October 31 consist of the following:

(in millions)	2012	2011	2010
Pension expense	$122	$139	$142
Health and life insurance expense	81	30	37

Total postretirement benefits expense	$203	$169	$179

Net postretirement benefits expense included in our Consolidated Statements of Operations, and other amounts recognized in our Consolidated Statements of Stockholders’ Equity (Deficit), for the years ended October 31 is comprised of the following:

	Pension Benefits			Health and Life Insurance Benefits
(in millions)	2012	2011	2010	2012	2011	2010
Service cost for benefits earned during the period	$17	$17	$18	$7	$8	$8
Interest on obligation	169	189	209	83	56	81
Amortization of cumulative loss	112	97	98	38	4	8
Amortization of prior service cost (benefit)	1	1	1	(5)	(29)	(20)
Curtailments	5	2	1	(3)	11	2
Contractual termination benefits	2	38	1	(2)	6	(2)
Retrospective payments to retirees	—	—	—	(2)	15	—
Premiums on pension insurance	8	6	7	—	—	—
Expected return on assets	(192)	(211)	(193)	(35)	(41)	(40)

Net postretirement benefits expense	$122	$139	$142	$81	$30	$37

Other Changes in plan assets and benefit obligations recognized in other comprehensive loss (income)
Actuarial net loss (gain)	$469	$374	$77	$(58)	$566	$(127)
Amortization of cumulative loss	(112)	(97)	(98)	(38)	(4)	(8)
Prior service cost (benefit)	(1)	—	4	—	302	(341)
Amortization of prior service benefit (cost)	(1)	(1)	(1)	5	29	20
Curtailments	—	(13)	(3)	3	—	—
Currency translation	2	4	4	—	—	—

Total recognized in other comprehensive loss (income)	$357	$267	$(17)	$(88)	$893	$(456)

Total net postretirement benefits expense and other comprehensive loss (income)	$479	$406	$125	$(7)	$923	$(419)

In the fourth quarter of 2012, the Company recognized a charge of $7 million due to plan curtailments and contractual termination charges related to the VSP and additional salaried employee terminations. See Note 2, Restructurings and Impairments, for more information on cost-reduction and restructuring activities.

As discussed in Note 2, Restructuring and Impairments, the Company committed to close its Chatham, Ontario plant. During 2011, the plant closure resulted in a pension curtailment gain of $8 million that was recognized as a component of AOCI and contractual termination charges of $35 million. The closure also resulted in an OPEB charge of $13 million during the third quarter of 2011 representing a plan curtailment and related contractual termination benefits.

The Company also incurred an OPEB charge of $2 million during 2011 due to an OPEB plan curtailment and contractual termination charges related to the closure of the WCC Union City plant.

During 2011, the Company incurred a charge of $5 million due to a plan curtailment and contractual termination benefits related to restructuring activities at the Fort Wayne facility, as discussed in Note 2, Restructurings and Impairments.

On October 30, 2010, our UAW represented employees ratified a new four-year labor agreement that replaced the prior contract that expired October 1, 2010. As a result of the contract ratification, the Company recognized $3 million of contractual termination benefits for pension in 2010.

During 2010, the Company made an administrative change to the prescription drug program under the OPEB plan affecting plan participants who are Medicare eligible. The Company enrolled Medicare eligible plan participants who did not opt out into a Medicare Part D Plan. The OPEB plan supplemented the coverage provided by the Medicare Part D Plan. As discussed in Note 14, Commitments and Contingencies, the UAW filed a motion (the “Shy Motion”) contesting our ability to implement this administrative change. The Court ruled on the Shy Motion in the second quarter of 2011 sustaining the Plaintiffs’ argument that the Company did not have the authority to unilaterally substitute Medicare Part D for the prescription drug benefit that the

Plaintiffs had been receiving under the 1993 Settlement Agreement. In the fourth quarter of 2011, the Court ordered relief for the Plaintiffs in the form of reimbursement of premiums and certain prescription drug expenses paid by participants since the plan change on July 1, 2010. The Company increased postretirement benefits expense by $15 million in connection with this order. Additionally, the Court ordered a reinstatement of the prior benefits that existed before the change on July 1, 2010 that resulted in a plan re-measurement at September 30, 2011. The impact of reinstating the prior benefits included the reversal of the remaining prior service credit of $302 million associated with the July 2010 plan change which had been previously recorded in AOCL and an additional increase in accumulated postretirement benefit obligation (“APBO”) of $200 million that was accounted for as an actuarial loss in AOCL. The effect of the re-measurement increased postretirement benefits expense by $9 million in the fourth quarter of 2011.

Also during 2010, the Patient Protection and Affordable Care Act of 2010 (“PPACA”) and the Health Care and Education Reconciliation Act of 2010 (“HCERA”), which amends certain aspects of the PPACA, were enacted. The impact of the PPACA and the HCERA was estimated and included in the measurement of the OPEB obligation. As regulations regarding implementation of the health care reform legislation are promulgated and additional guidance becomes available, our estimates may change.

The Early Retiree Reinsurance Program (“ERRP”) was created under the PPACA to provide temporary financial assistance to health plan sponsors who provide retirement health coverage to pre-Medicare retirees. Under the terms of ERRP, $3 million in 2012 and $10 million in 2011 was collected and deposited into the retiree benefit trust and was accounted for as part of the actual return on assets.

The estimated amounts for the defined benefit pension plans and the other postretirement benefit plans that will be amortized from AOCL into net periodic benefit expense over the next fiscal year are as follows:

(in millions)	Pension Benefits	Health and Life Insurance Benefits
Amortization of prior service cost (benefit)	$1	$(4)
Amortization of cumulative losses	127	29

Cumulative unrecognized actuarial gains and losses for postretirement benefit plans, where substantially all of the plan participants are inactive, are amortized over the average remaining life expectancy of the inactive plan participants. Otherwise, cumulative gains and losses are amortized over the average remaining service period of active employees.

Plan amendments unrelated to negotiated labor contracts are amortized over the average remaining service period of active employees or the remaining life expectancy of the inactive participants based upon the nature of the amendment and the participants impacted. Plan amendments arising from negotiated labor contracts are amortized over the length of the contract.

Assumptions

The weighted average rate assumptions used in determining benefit obligations for the years ended October 31, 2012 and 2011 were:

	Pension Benefits		Health and Life Insurance Benefits
	2012	2011	2012	2011
Discount rate used to determine present value of benefit obligation at end of year	3.2%	4.2%	3.4%	4.2%
Expected rate of increase in future compensation levels	3.5%	3.5%	—	—

The weighted average rate assumptions used in determining net postretirement benefits expense for 2012, 2011, and 2010 were:

	Pension Benefits			Health and Life Insurance Benefits
	2012	2011	2010	2012	2011	2010
Discount rate(A)	4.1%	4.8%	5.4%	4.2%	4.6%	5.6%
Expected long-term rate of return on plan assets	8.3%	8.5%	8.5%	8.3%	8.5%	8.5%
Expected rate of increase in future compensation levels	3.5%	3.5%	3.5%	—	—	—

(A)	In 2012 for pension benefits, the weighted average discount rate used to compute the expense for the period of November 1, 2011 through July 31, 2012 was 4.2%. Due to plan remeasurements at July 31, 2012 at a rate of 3.3%, the weighted average discount rate for the full fiscal year 2012 was 4.1%. In 2010 for health and life insurance benefits, the weighted average discount rate used to compute the expense for the period of November 1, 2009 through March 31, 2010 was 5.5%. Due to a plan remeasurement at March 31, 2010 at a rate of 5.6%, the weighted average discount rate for the full fiscal year 2010 was 5.6%.

The actuarial assumptions used to compute the net postretirement benefits expense (income) are based upon information available as of the beginning of the year, specifically market interest rates, past experience, and our best estimate of future economic conditions. Changes in these assumptions may impact the measurement of future benefit costs and obligations. In computing future costs and obligations, we must make assumptions about such things as employee mortality and turnover, expected salary and wage increases, discount rates, expected returns on plan assets, and expected future cost increases. Three of these items have a significant impact on the level of expense recognized: (i) discount rates, (ii) expected rates of return on plan assets, and (iii) healthcare cost trend rates.

We determine the discount rate for our U.S. pension and OPEB obligations by matching anticipated future benefit payments for the plans to the Citigroup yield curve to establish a weighted average discount rate for each plan.

We determine our assumption as to expected return on plan assets by evaluating both historical returns as well as estimates of future returns. Specifically, we analyze the average historical broad market returns for various periods of time over the past 100 years for equities and over a 30-year period for fixed income securities, and adjust the computed amount for any expected changes in the long-term outlook for both the equity and fixed income markets. We consider the current asset mix as well as our targeted asset mix when establishing the expected return on plan assets.

Health care cost trend rates have been established through a review of actual recent cost trends and projected future trends. Our retiree medical and drug cost trend assumptions are our best estimate of expected inflationary increases to healthcare costs. Due to the number of former employees and their beneficiaries included in our retiree population (approximately 39,000), the trend assumptions are based upon both our specific trends and nationally expected trends.

The weighted average rate of increase in the per capita cost of postretirement health care benefits provided through U.S. plans representing 90% of our other postretirement benefit obligation, is projected to be 9.2% in 2013 and was estimated as 10.5% for 2012. Our projections assume that the rate will decrease to 5% by the year 2018 and remain at that level each year thereafter.

The effect of changing the health care cost trend rate by one-percentage point for each future year is as follows:

(in millions)	One-Percentage Point Increase	One-Percentage Point Decrease
Effect on total of service and interest cost components	$10	$(10)
Effect on postretirement benefit obligation	215	(179)

Plan Assets

The accounting guidance on fair value measurements specifies a fair value hierarchy based upon the observability of inputs used in valuation techniques (Level 1, 2 and 3). See Note 12, Fair Value Measurements, for a discussion of the fair value hierarchy.

The following describes the methods and significant assumptions used to estimate fair value of the investments:

Cash and short-term investments—Valued at cost plus earnings from investments for the period, which approximates fair market value due to the short-term duration. Cash equivalents are valued at net asset value as provided by the administrator of the fund.

U.S. Government and agency securities—Valued at the closing price reported on the active market on which the security is traded or valued by the trustee at year-end using various pricing services of financial institutions, including Interactive Data Corporation, Standard & Poor’s and Telekurs.

Corporate debt securities—Valued by the trustee at year-end using various pricing services of financial institutions, including Interactive Data Corporation, Standard & Poor’s and Telekurs.

Common and preferred stock—Valued at the closing price reported on the active market on which the security is traded.

Collective trusts, Partnerships/joint venture interests and Hedge funds—Valued at the net asset value provided by the administrator of the fund. The net asset value is based on the value of the underlying assets owned by the fund, minus its liabilities, divided by the number of units outstanding.

The fair value of the pension and other postretirement benefit plan assets by category is summarized below:

Pension Assets

	2012				2011
(in millions)	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Asset Category
Cash and Cash Equivalents	$85	$—	$—	$85	$82	$—	$—	$82
Equity
U.S. Large Cap	463	—	—	463	492	—	—	492
U.S. Small-Mid Cap	271	—	—	271	242	—	—	242
Canadian	108	—	—	108	103	—	—	103
International	186	—	—	186	179	—	—	179
Emerging Markets	101	—	—	101	105	—	—	105
Equity derivative	—	—	4	4	—	—	—	—
Fixed Income
Corporate Bonds	—	136	—	136	—	466	—	466
Government Bonds	—	547	—	547	—	225	—	225
Asset Backed Securities	—	9	—	9	—	19	—	19
Mortgage Backed Securities	—	1	—	1	—	8	—	8
Fixed income derivative	—	—	19	19	—	—	—	—
Collective Trusts and Other
Common and Preferred Stock	—	244	—	244	—	231	—	231
Commodities	—	66	—	66	—	76	—	76
Hedge Funds	—	—	92	92	—	—	99	99
Private Equity	—	—	92	92	—	—	75	75
Mutual Funds	36	—	—	36	34	—	—	34
Real Estate	—	—	1	1	—	—	1	1

Total(A)	$1,250	$1,003	$208	$2,461	$1,237	$1,025	$175	$2,437

(A)	For both October 31, 2012 and 2011, the totals exclude $8 million of receivables, which are included in the change in plan assets table. In addition, the table above includes the fair value of Canadian pension assets translated at the exchange rates as of October 31, 2012 and 2011, respectively, while the change in plan asset table includes the fair value of Canadian pension assets translated at historical foreign currency rates.

The table below presents the changes for those financial instruments classified within Level 3 of the valuation hierarchy for pension assets for the years ended October 31, 2012 and 2011:

(in millions)	Hedge Funds	Private Equity	Real Estate	Insurance Contract	Fixed Income Derivative	Equity Derivatives
Balance at November 1, 2010	$102	$57	$1	$120	$—	$—
Unrealized gains (losses)	(21)	15	—	—	—	—
Realized gains	19	—	—	1	—	—
Purchases, issuances, and settlements	(1)	3	—	(121)	—	—

Balance at October 31, 2011	$99	$75	$1	$—	$—	$—
Unrealized gains (losses)	(1)	10	—	—	19	4
Realized gains	4	—	—	—	—	—
Purchases, issuances, and settlements	(10)	7	—	—	—	—

Balance at October 31, 2012	$92	$92	$1	$—	$19	$4

Other Postretirement Benefits

	2012				2011
(in millions)	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Asset Category
Cash and Cash Equivalents	$31	$—	$—	$31	$24	$—	$—	$24
Equity
U.S. Large Cap	82	—	—	82	100	—	—	100
U.S. Small-Mid Cap	64	—	—	64	59	—	—	59
Emerging Markets	22	—	—	22	26	—	—	26
International	63	—	—	63	68	—	—	68
Fixed Income
Corporate Bonds	—	49	—	49	—	77	—	77
Government Bonds	—	66	—	66	—	42	—	42
Asset Backed Securities	—	4	—	4	—	4	—	4
Mortgage Backed Securities	—	—	—	—	—	1	—	1
Collective Trusts and Other
Commodities	—	13	—	13	—	17	—	17
Hedge Funds	—	—	19	19	—	—	25	25
Private Equity	—	—	23	23	—	—	19	19

Total(A)	$262	$132	$42	$436	$277	$141	$44	$462

(A)	For both October 31, 2012 and 2011, the totals excludes $1 million of receivables, which are included in the change in plan asset table.

The table below presents the changes for those financial instruments classified within Level 3 of the valuation hierarchy for other postretirement benefit assets for the years ended October 31, 2012 and 2011:

(in millions)	Hedge Funds	Private Equity
Balance at November 1, 2010	$25	$14
Unrealized gains (losses)	(4)	4
Purchases, issuances, and settlements	4	1

Balance at October 31, 2011	$25	$19
Unrealized gains (losses)	(2)	2
Realized gains	2	—
Purchases, issuances, and settlements	(6)	2

Balance at October 31, 2012	$19	$23

The Plans’ investment strategy is based on sound investment practices that emphasize long-term investment fundamentals. The objective of the strategy is to maximize long-term returns consistent with prudent levels of risk. In establishing the investment strategy of the Plans, the following factors were taken into account: (i) the time horizon available for investment, (ii) the nature of the Plan’s cash flows and liabilities, and (iii) other factors that affect the Plan’s risk tolerance.

The strategy is to manage the Plans to achieve fully funded status within the time horizon mandated under Pension Protection Act of 2006 after giving effect to the Preservation of Access to Care for Medicare Beneficiaries, Pension Relief Act of 2010, and MAP-21 with a prudent amount of risk. As part of that strategy, the Plans are invested in a diversified portfolio across a wide variety of asset classes. This includes areas such as large and small capitalization equities, international and emerging market equities, high quality fixed income, convertible bonds and alternative assets such as commodities, hedge fund of funds, and private equity funds. As a result of our diversification strategies, we believe we have minimized concentrations of risk within the investment portfolios.

In February 2012, the Plans entered into a three-year put spread collar hedge covering a majority of the Plan’s assets. The hedge will provide protection against large equity losses while allowing participation in equity gains up to a limit per annum over the three-year term of the hedge. In addition to the asset hedge, in February 2012, the Plans entered into a three-year zero cost swaption collar. The hedge is designed to protect plan liabilities against lower interest rates, while allowing participation in the positive benefits that would result if interest rates rise up to a predefined level over the life of the hedge.

In line with the Plans’ return objectives and risk parameters, target asset allocations, which were established following a 2009 asset liability study, are approximately 55% equity investments, 30% fixed income investments, 10% alternative investments (commodities, hedge funds and private equity), and 5% cash.

All assets are actively managed by external investment managers. Each investment manager is expected to prudently manage the assets in a manner consistent with the investment objectives, guidelines, and constraints outlined in the Investment Policy Statement. Managers are not permitted to invest outside of the asset class mandate (e.g., equity, fixed income, alternatives) or strategy for which they are appointed.

Expected Future Benefit Payments

The expected future benefit payments for the years ending October 31, 2013 through 2017 and the five years ending October 31, 2022 are estimated as follows:

(in millions)	Pension Benefit Payments	Other Postretirement Benefit Payments(A)
2013	$326	$135
2014	318	132
2015	308	134
2016	301	127
2017	294	121
2018 through 2022	1,362	543

(A)	Payments are net of expected participant contributions and expected federal subsidy receipts.

Defined Contribution Plans and Other Contractual Arrangements

Our defined contribution plans cover a substantial portion of domestic salaried employees and certain domestic represented employees. The defined contribution plans contain a 401(k) feature and provide most participants with a matching contribution from the Company. Many participants covered by the plan receive annual Company contributions to their retirement accounts based on an age-weighted percentage of the participant’s eligible compensation for the calendar year.

Defined contribution expense pursuant to these plans was $41 million, $33 million, and $31 million in 2012, 2011, and 2010 respectively.

In accordance with the 1993 Settlement Agreement, an independent Retiree Supplemental Benefit Trust (the “Supplemental Trust”) was established. The Supplemental Trust, and the benefits it provides to certain retirees, is not part of the Company’s consolidated financial statements. The assets of the Supplemental Trust arise from three sources: (i) the Company’s 1993 contribution to the Supplemental Trust of 25.5 million shares of our Class B common stock, which were subsequently sold by the Supplemental Trust prior to 2000, (ii) contingent profit-sharing contributions made by the Company, and (iii) net investment gains on the Supplemental Trust’s assets, if any.

The Company’s contingent profit sharing obligations will continue until certain funding targets defined by the 1993 Settlement Agreement are met (“Profit Sharing Cessation”). Upon Profit Sharing Cessation, the Company would assume responsibility for (i) establishing the investment policy for the Supplemental Trust, (ii) approving or disapproving of certain additional supplemental benefits to the extent such benefits would result in higher expenditures than those contemplated upon the Profit Sharing Cessation, and (iii) making additional contributions to the Supplemental Trust as necessary to make up for investment and / or actuarial losses.

We have recorded no profit sharing accruals based on the operating performance of the entities that are included in the determination of qualifying profits.